Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Third Quarter		Year-to-Date
	2017	2016	2017	2016
NET SALES	$3,298.6	$2,882.0	$9,333.7	$8,486.5
COSTS AND EXPENSES
Cost of sales	2,046.5	1,797.9	5,804.1	5,295.9
Gross margin	1,252.1	1,084.1	3,529.6	3,190.6
% of Net Sales	38.0%	37.6%	37.8%	37.6%
Selling, general and administrative	763.4	645.4	2,186.8	1,940.1
% of Net Sales	23.1%	22.4%	23.4%	22.9%
Operating margin	488.7	438.7	1,342.8	1,250.5
% of Net sales	14.8%	15.2%	14.4%	14.7%
Other - net	65.5	56.8	232.0	150.6
Loss (gain) on sales of businesses	3.2	—	(265.1)	—
Pension settlement	—	—	12.8	—
Restructuring charges	19.1	9.1	42.9	27.3
Income from operations	400.9	372.8	1,320.2	1,072.6
Interest - net	46.9	45.1	135.9	128.8
EARNINGS BEFORE INCOME TAXES	354.0	327.7	1,184.3	943.8
Income taxes	79.8	78.7	239.8	234.7
NET EARNINGS	274.2	249.0	944.5	709.1
Less: net earnings (loss) attributable to non-controlling interests	—	0.1	—	(0.7)
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$274.2	$248.9	$944.5	$709.8

EARNINGS PER SHARE OF COMMON STOCK
Basic	$1.83	$1.71	$6.32	$4.88
Diluted	$1.80	$1.68	$6.21	$4.81
DIVIDENDS PER SHARE	$0.63	$0.58	$1.79	$1.68
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	149,689	145,410	149,464	145,547
Diluted	152,622	147,975	152,106	147,717

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	September 30, 2017	December 31, 2016
ASSETS
Cash and cash equivalents	$483.3	$1,131.8
Accounts and notes receivable, net	2,009.8	1,302.8
Inventories, net	2,247.4	1,478.0
Assets held for sale	—	523.4
Other current assets	288.2	352.5
Total current assets	5,028.7	4,788.5
Property, plant and equipment, net	1,677.3	1,451.2
Goodwill and other intangibles, net	12,240.8	8,993.5
Other assets	826.4	401.7
Total assets	$19,773.2	$15,634.9
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$585.7	$12.1
Accounts payable	2,091.6	1,640.4
Accrued expenses	1,324.9	1,101.5
Liabilities held for sale	—	53.5
Total current liabilities	4,002.2	2,807.5
Long-term debt	3,818.0	3,815.3
Other long-term liabilities	3,934.2	2,638.5
Stanley Black & Decker, Inc. shareowners’ equity	8,015.7	6,367.0
Non-controlling interests’ equity	3.1	6.6
Total liabilities and shareowners' equity	$19,773.2	$15,634.9

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Third Quarter		Year-to-Date
		2017	2016	2017	2016
	OPERATING ACTIVITIES
	Net earnings from continuing operations	$274.2	$249.0	$944.5	$709.1
	Depreciation and amortization	120.7	103.1	338.0	305.2
	Pre-tax loss (gain) on sales of businesses	3.2	—	(265.1)	—
	Changes in working capital[1]	(214.9)	(182.9)	(784.2)	(393.3)
	Other	173.7	77.5	234.6	29.0
	Net cash provided by operating activities	356.9	246.7	467.8	650.0
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(91.0)	(78.1)	(277.9)	(221.7)
	Premium paid on equity option	—	—	(25.1)	—
	Proceeds from issuances of common stock	14.6	19.1	47.5	51.3
	Proceeds from issuance of preferred stock	—	—	727.5	—
	Proceeds from sale of businesses, net of cash sold	—	—	745.3	—
	Business acquisitions, net of cash acquired	(152.0)	(38.3)	(2,582.1)	(59.3)
	Net short-term (repayments) borrowings	(64.4)	(255.9)	499.2	92.4
	Net investment hedge settlements	(27.9)	57.8	(31.6)	63.3
	Cash dividends on common stock	(94.7)	(84.5)	(267.9)	(243.9)
	Purchases of common stock for treasury	(0.6)	(0.6)	(16.2)	(362.7)
	Effect of exchange rate changes on cash	22.3	(7.4)	81.5	(22.8)
	Other	(19.4)	(6.2)	(16.5)	8.8
	Net cash used in investing and financing activities	(413.1)	(394.1)	(1,116.3)	(694.6)
	Decrease in Cash and Cash Equivalents	(56.2)	(147.4)	(648.5)	(44.6)
	Cash and Cash Equivalents, Beginning of Period	539.5	568.2	1,131.8	465.4
	Cash and Cash Equivalents, End of Period	$483.3	$420.8	$483.3	$420.8

	Free Cash Flow Computation[2]
	Operating cash flow	$356.9	$246.7	$467.8	$650.0
	Less: capital and software expenditures	(91.0)	(78.1)	(277.9)	(221.7)
	Free cash flow (before dividends)	$265.9	$168.6	$189.9	$428.3

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2
Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Third Quarter		Year-to-Date
	2017	2016	2017	2016
NET SALES
Tools & Storage	$2,318.2	$1,896.9	$6,432.2	$5,535.4
Industrial	503.6	462.4	1,472.5	1,386.5
Security	476.8	522.7	1,429.0	1,564.6
Total	$3,298.6	$2,882.0	$9,333.7	$8,486.5
SEGMENT PROFIT
Tools & Storage	$396.6	$330.0	$1,058.2	$954.5
Industrial	93.8	80.4	276.5	235.2
Security	54.0	71.4	156.8	199.3
Segment Profit	544.4	481.8	1,491.5	1,389.0
Corporate Overhead	(55.7)	(43.1)	(148.7)	(138.5)
Total	$488.7	$438.7	$1,342.8	$1,250.5
Segment Profit as a Percentage of Net Sales
Tools & Storage	17.1%	17.4%	16.5%	17.2%
Industrial	18.6%	17.4%	18.8%	17.0%
Security	11.3%	13.7%	11.0%	12.7%
Segment Profit	16.5%	16.7%	16.0%	16.4%
Corporate Overhead	(1.7)%	(1.5)%	(1.6)%	(1.6)%
Total	14.8%	15.2%	14.4%	14.7%

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Third Quarter 2017
		Reported	Acquisition- Related Charges & Other[1]	Normalized[2]	THIRD QUARTER 2016
	Gross margin	$1,252.1	$9.6	$1,261.7	$1,084.1
	% of Net Sales	38.0%		38.2%	37.6%
	Selling, general and administrative	763.4	(7.4)	756.0	645.4
	% of Net Sales	23.1%		22.9%	22.4%
	Operating margin	488.7	17.0	505.7	438.7
	% of Net Sales	14.8%		15.3%	15.2%
	Earnings before income taxes	354.0	33.3	387.3	327.7
	Income taxes	79.8	9.3	89.1	78.7
	Net earnings	274.2	24.0	298.2	248.9
	Diluted earnings per share of common stock	$1.80	$0.15	$1.95	$1.68

		Year-to-Date 2017
		Reported	Acquisition- Related Charges & Other[1]	Normalized[2]	YEAR-TO-DATE 2016
	Gross margin	$3,529.6	$42.5	$3,572.1	$3,190.6
	% of Net Sales	37.8%		38.3%	37.6%
	Selling, general and administrative	2,186.8	(26.8)	2,160.0	1,940.1
	% of Net Sales	23.4%		23.1%	22.9%
	Operating margin	1,342.8	69.3	1,412.1	1,250.5
	% of Net Sales	14.4%		15.1%	14.7%
	Earnings before income taxes	1,184.3	(134.9)	1,049.4	943.8
	Income taxes	239.8	8.8	248.6	234.7
	Net earnings	944.5	(143.7)	800.8	709.8
	Diluted earnings per share of common stock	$6.21	$(0.95)	$5.26	$4.81

1	Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs and gain or losses on sales of businesses.
2
The normalized 2017 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related charges and gain or losses on sales of businesses.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Third Quarter 2017
		Reported	Acquisition- Related Charges[1]	Normalized[2]	THIRD QUARTER 2016
	SEGMENT PROFIT
	Tools & Storage	$396.6	$16.8	$413.4	$330.0
	Industrial	93.8	—	93.8	80.4
	Security	54.0	—	54.0	71.4
	Segment Profit	544.4	16.8	561.2	481.8
	Corporate Overhead	(55.7)	0.2	(55.5)	(43.1)
	Total	$488.7	$17.0	$505.7	$438.7
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	17.1%		17.8%	17.4%
	Industrial	18.6%		18.6%	17.4%
	Security	11.3%		11.3%	13.7%
	Segment Profit	16.5%		17.0%	16.7%
	Corporate Overhead	(1.7)%		(1.7)%	(1.5)%
	Total	14.8%		15.3%	15.2%

		Year-to-Date 2017
		Reported	Acquisition- Related Charges[1]	Normalized[2]	YEAR-TO-DATE 2016
	SEGMENT PROFIT
	Tools & Storage	$1,058.2	$68.2	$1,126.4	$954.5
	Industrial	276.5	—	276.5	235.2
	Security	156.8	0.9	157.7	199.3
	Segment Profit	1,491.5	69.1	1,560.6	1,389.0
	Corporate Overhead	(148.7)	0.2	(148.5)	(138.5)
	Total	$1,342.8	$69.3	$1,412.1	$1,250.5
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	16.5%		17.5%	17.2%
	Industrial	18.8%		18.8%	17.0%
	Security	11.0%		11.0%	12.7%
	Segment Profit	16.0%		16.7%	16.4%
	Corporate Overhead	(1.6)%		(1.6)%	(1.6)%
	Total	14.4%		15.1%	14.7%

1	Acquisition-related charges relate primarily to inventory step-up, integration and consulting costs.
2
The normalized 2017 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related charges.